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Exhibit 10.9

SUBSCRIPTION AGREEMENT

Krona Acquisition Corporation
929 19th Avenue East
Seattle, Washington 98112

  Re:
  Offering of Common Stock

        In connection with the offer (the "Offer") and proposed issuance Krona Acquisition Corporation, a Delaware corporation (the "Company') of shares ("Shares") of its common stock, $0.0001 par value, ("Common Stock") the undersigned investor ("Investor") and the Company hereby agree as follows:

        1.    Subscription.    The Investor hereby subscribes for the purchase of the number of Shares set forth on the signature page hereof.

        2.    Delivery and Acceptance of Consideration.    The Investor has delivered to the Company the sum of $0.01 per share as full consideration for the Shares. The Company accepts such amount as payment in full for the shares.

        3.    Issuance of Shares.    The Company will promptly cause the Shares to be issued and delivered as provided in this Subscription Agreement.

        4.    Notices.    Any notice or other communications required or permitted hereunder shall be sufficiently given if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, if to the Company, to Krona Acquisition Corporation at its address written above; and if to the Investor, at the address set forth following the Investor's signature to this Subscription Agreement, or, in the case of notice to the Investor or the Company, to such other address as either the Company or the Investor shall designate to the other by notice in writing.

        5.    Governing Law.    This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        6.    Signatures.    The Investor declares that this Subscription Agreement was executed at:

(city)	(state)
Number of shares: Exact Name(s) in which ownership of Shares is to be registered:
Address:

Subscriber:
Date:

1

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  Exhibit 10.9
SUBSCRIPTION AGREEMENT